                                                                     Exhibit 3.1

                              ARTICLES OF AMENDMENT
                                       OF
                               ANTEON CORPORATION

To the State Corporation Commission
Commonwealth of Virginia

                  The following Articles of Amendment are hereby submitted pursuant to the provisions of the Virginia Stock Corporation Act on behalf of the corporation hereinafter named.

                  1. The name of the corporation (hereinafter referred to as the "corporation") is Anteon Corporation.

                  2. The Capitalization as set forth in the Articles of Incorporation of the corporation is hereby amended to read as follows:

         "There shall be one class of stock, Common Stock, and there shall be 4,415,460 shares authorized for issuance at a par value of $0.05 per share. Each share of Common Stock shall have full voting rights.

                  3. The date of adoption of the amendment herein provided for was June 21, 1999.

                  4. The amendment herein provided for was adopted by unanimous consent of all of the stockholders of the corporation.

                  Executed on June 21, 1999.

                                        ANTEON CORPORATION


                                        By: /s/ JOSEPH M. KAMPF
                                            ------------------------------------
                                            Name:  Joseph M. Kampf
                                            Title: President and Chief Executive
                                                   Officer

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                  June 22, 1999

                  The State Corporation Commission has found the accompanying articles submitted on behalf of Anteon Corporation to comply with the requirements of law, and confirms payment of all related fees.

                  Therefore, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective June 22, 1999, at 02:33 p.m.

                  The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                         STATE CORPORATION COMMISSION


                                         By: /s/ T.V. MORRISON JR.
                                             ------------------------
                                                   Commissioner

                              ARTICLES OF AMENDMENT

                                       OF

                     OGDEN PROFESSIONAL SERVICES CORPORATION

To the State Corporation Commission
Commonwealth of Virginia

                  The following articles of Amendment are hereby submitted pursuant to the provisions of the Virginia Stock Corporation Act on behalf of the corporation hereinafter named.

                  1. The name of the corporation (hereinafter referred to as the "corporation") is Ogden Professional Services Corporation.

                  2. Article One of the Articles of Incorporation of the corporation is hereby amended to read as follows:

                  "The name of the corporation is "Anteon Corporation."

                  3. The date of adoption of the amendment herein provided for was April 17, 1996.

                  4. The amendment herein provided for was adopted by unanimous consent of all of the shareholders of the corporation.

Executed on April 17, 1996

                                          OGDEN PROFESSIONAL SERVICES
                                          CORPORATION

                                          By: /s/ JOSEPH M. BARRY
                                              --------------------------
                                              Name:  Joseph M. Barry
                                              Title: Vice President

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                 April 22, 1996

                  The State Corporation Commission has found the accompanying articles submitted on behalf of ANTEON CORPORATION (FORMERLY OGDEN PROFESSIONAL SERVICES CORPORATION) to comply with the requirements of law, and confirms payment of all related fees.

                  Therefore, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective April 22, 1996.

                  The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                    STATE CORPORATION COMMISSION


                                    By: /s/ T.V. MORRISON JR.
                                        -------------------------
                                             Commissioner

                              ARTICLES OF AMENDMENT

                                       OF

                      OGDEN GOVERNMENT SERVICES CORPORATION

To the State Corporation Commission
Commonwealth of Virginia

                  The following Articles of Amendment are hereby submitted pursuant to the provisions of the Virginia Stock Corporation Act on behalf of the corporation hereinafter named.

                  1. The name of the corporation (hereinafter referred to as the "corporation") is Ogden Government Services Corporation.

                  2. Article One of the Articles of Incorporation of the corporation is hereby amended to read as follows:

                  "The name of the corporation is "Ogden Professional Services Corporation."

                  3. The date of adoption of the amendment herein provided for was May 1, 1995.

                  4. The amendment herein provided for was adopted by unanimous written consent of all of the shareholders of the corporation pursuant to
Section 13.1-657 of the Virginia Stock Corporation Act.

Executed on May 1, 1995

                                     OGDEN PROFESSIONAL SERVICES
                                     CORPORATION

                                     By: /s/ PETER ALLEN
                                         ------------------------
                                         Name: Peter Allen
                                         Title: Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                  May 11, 1995

                  The State Corporation Commission has found the accompanying articles submitted on behalf of OGDEN PROFESSIONAL SERVICES CORPORATION (FORMERLY OGDEN GOVERNMENT SERVICES CORPORATION) to comply with the requirements of law, and confirms payment of all related fees.

                  Therefore, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective May 11, 1995, at 12:45 p.m.

                  The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                         STATE CORPORATION COMMISSION


                                         By: /s/ T.V. MORRISON JR.
                                             -------------------------
                                                   Commissioner

                              ARTICLES OF AMENDMENT

                                       OF

                         EVALUATION RESEARCH CORPORATION

To the State Corporation Commission
Commonwealth of Virginia

                  The following Articles of Amendment are hereby submitted pursuant to the provisions of the Virginia Stock Corporation Act on behalf of the corporation hereinafter named.

                  1. The name of the corporation (hereinafter referred to as the "corporation") is Evaluation Research Corporation.

                  2. Article One of the Articles of Incorporation of the corporation is hereby amended to read as follows:

                  "The name of the corporation is "Ogden Government Services Corporation."

                  3. The date of adoption of the amendment herein provided for was March 13, 1992.

                  4. The amendment herein provided for was adopted by unanimous written consent of all of the shareholders of the corporation pursuant to
Section 13.1-657 of the Virginia Stock Corporation Act.

Executed on March 13, 1992

                                        EVALUATION RESEARCH CORPORATION


                                        By: /s/ PETER ALLEN
                                            ---------------------------
                                            Name:  Peter Allen
                                            Title: Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                 March 20, 1992

                  The State Corporation Commission has found the accompanying articles submitted on behalf of OGDEN GOVERNMENT SERVICES CORPORATION (formerly EVALUATION RESEARCH CORPORATION) to comply with the requirements of law, and confirms payment of all related fees.

                  Therefore, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued and admitted to record with the articles of amendment in the Office of the Clerk of the Commission, effective March 20, 1992.

                  The corporation is granted the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                                    STATE CORPORATION COMMISSION


                                    By: /s/ HULLIHEN WILLIAMS MOORE
                                        -------------------------------
                                                 Commissioner

                                ARTICLE OF MERGER

                  ERC Development Corporation, a Maryland corporation, with its principal office at 3211 Jermantown Road, Fairfax, Virginia ("Dev. Corp."), and Evaluation Research Corporation, a Virginia corporation, with its principal office at 3211 Jermantown Road, Fairfax, Virginia ("ERC"), agree that Dev. Corp., a wholly-owned subsidiary, will be merged into ERC, its parent corporation. ERC was incorporated on July 16, 1976, under the general law of the Commonwealth of Virginia. ERC has been authorized to do business in Maryland since January 31, 1983. Neither corporation owns real property In Maryland. The effective date is December 31, 1987.

                  The terms and conditions of the transactions were advised, authorized and approved by unanimous vote of the board of directors of each corporation in accordance with the Maryland General Corporation Law and the Virginia Stock Corporation Act. No vote of the shareholders was required since Dev. Corp. is a wholly-owned subsidiary of ERC. Both corporations executed an Agreement and Plan of Merger on December 4, 1987, providing that each of the 1,000 shares of common stock, $.01 par value, authorized and outstanding of Dev. Corp. shall be cancelled and only ERC shall remain with all the rights, duties and obligations of ERC and Dev. Corp. ERC has 3,415,460 shares of common stock, $.05 par value authorized.

                  The Articles of Incorporation and officers of the surviving corporation shall be those of ERC, without change.

                  The individuals executing this document acknowledge that it is the act of the corporation for which they are signing. To the best of their knowledge, information and belief, said individuals executing this document verify that the matters and facts with respect to authorization and approval stated herein are true in all material respects and make this statement under the penalties of perjury.

ERC DEVELOPMENT CORPORATION                EVALUATION RESEARCH CORPORATION


By: /s/ JACK E. AALSETH                    By: /s/ LESLIE W. WRIGHT
    ---------------------------------          ---------------------------------
    Name:  Jack E. Aalseth                     Name:  Leslie W. Wright
    Title: President                           Title: President


Attest: /s/ MYRNA E. FRIEDMAN              Attest: /s/ MYRNA E. FRIEDMAN
        -----------------------------              -----------------------------
        Name:  Myrna E. Friedman                   Name:  Myrna E. Friedman
        Title: Assistant Secretary                 Title: Assistant Secretary

                          AGREEMENT AND PLAN OF MERGER

                  THIS AGREEMENT, made this 4th day of December, 1987, by and between Evaluation Research Corporation, a Virginia corporation (hereinafter "ERC"), and ERC Development Corporation, a Maryland corporation (hereinafter "Dev. Corp."),

                              W I T N E S S E T H:

                  WHEREAS, ERC wishes to merge with Dev. Corp.; and

                  WHEREAS, Dev. Corp., a wholly-owned subsidiary of ERC, wishes to merge with ERC;

                  NOW THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto agree as follows:

                  1. Dev. Corp. shall be merged into ERC. ERC shall be the surviving corporation, with its Certificate of Incorporation and By-laws unchanged by the merger.

                  2. Each party shall at any time and from time to time after the date hereof at the request of the other party execute, acknowledge, deliver and perform or cause to be executed, acknowledged, delivered and performed all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be reasonably required to carry out the transaction contemplated hereby.

                  3. The merger shall become effective on December 31, 1987 (the "Effective Time").

                  4. At the Effective Time, each outstanding share of Dev. Corp. shall be cancelled. Only ERC shall remain, with all the rights, duties and obligations of ERC and Dev. Corp.

                  5. The boards of directors of Dev. Corp. and ERC may amend or abandon the plan of merger at any time prior to the Effective Time.

                  IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first above written.

ERC DEVELOPMENT CORPORATION                EVALUATION RESEARCH CORPORATION

By: /s/ JACK E. AALSETH                    By: /s/ LESLIE W. WRIGHT
    ---------------------------------          ---------------------------------
    Name:  Jack E. Aalseth                     Name:  Leslie W. Wright
    Title: President                           Title: President


Attest: /s/ MYRNA E. FRIEDMAN              Attest: /s/ MYRNA E. FRIEDMAN
        -----------------------------              -----------------------------
        Name:  Myrna E. Friedman                   Name:  Myrna E. Friedman
        Title: Assistant Secretary                 Title: Assistant Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION
                           RICHMOND, December 16, 1987

          The accompanying articles having been delivered to the State Corporation Commission on behalf of ERC Development Corporation (a Md. corp.) and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is ORDERED that this CERTIFICATE OF MERGER be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that ERC Development Corporation (a Md. corp.) be merged into EVALUATION RESEARCH CORPORATION the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name EVALUATION RESEARCH CORPORATION and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective December 31, 1987.

                                              STATE CORPORATION COMMISSION


                                              By: /s/ ELIZABETH B. LACY
                                                  -------------------------
                                                        Commissioner

                               ARTICLES OF MERGER

          Evaluation Research Corporation and Analytic Systems, Inc. hereby merge, effective December 31, 1986, in accordance with an Agreement and Plan of Merger, dated December 16, 1986, whereby Evaluation Research Corporation, a Virginia corporation, shall be the surviving corporation and all the shares of Analytic Systems, Inc., a Virginia corporation shall be cancelled. Analytic Systems, Inc., is a wholly-owned subsidiary of Evaluation Research Corporation. Therefore, the shareholders of the two companies were not required to vote on said Agreement and Plan of Merger. The Board of Directors of each company unanimously approved the merger.

ERC DEVELOPMENT CORPORATION                EVALUATION RESEARCH CORPORATION


By: /s/ JACK E. AALSETH                    By: /s/ LESLIE W. WRIGHT
    ---------------------------------          ---------------------------------
    Name:  Jack E. Aalseth                     Name:  Leslie W. Wright
    Title: President                           Title: President


Attest: /s/ WILLIAM L. SARGEANT            Attest: /s/ WILLIAM L. SARGEANT
        -----------------------------              -----------------------------
        Name: William L. Sargeant                  Name: William L. Sargeant

          Under penalty of perjury, I, William L. Sargeant, swear that I am the Secretary of Evaluation Research Corporation and Analytic Systems, Inc. and that the statements contained herein are true and correct.


                                                /s/ WILLIAM L. SARGEANT
                                             -----------------------------
                                                  William L. Sargeant

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, February 4, 1987

                 The accompanying articles having been delivered to the State Corporation Commission on behalf of ANALYTICAL SYSTEMS, INC. and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

          ORDERED that this CERTIFICATE OF MERGER be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that ANALYTIC SYSTEMS, INC. be merged into EVALUATION RESEARCH CORPORATION the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name EVALUATION RESEARCH CORPORATION and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease, effective February 4, 1987.

                                              STATE CORPORATION COMMISSION


                                              By: /s/ ELIZABETH B. LACY
                                                  -------------------------
                                                        Commissioner

          In the Clerk's Office of the Circuit Court, Fairfax County.

                              ARTICLES OF AMENDMENT
                        of the Articles of Incorporation
                                       of
                         EVALUATION RESEARCH CORPORATION
                  (Pursuant to Virginia Stock Corporation Act)

                  1. In lieu of a meeting of Directors, the Board of Directors of Evaluation Research Corporation, a Virginia Corporation and hereinafter referred to as the "Corporation," acting by unanimous written consent of all the Directors of the Corporation effective December 9, 1985, in accordance with the Virginia Stock Corporation Act, found that the following proposed amendment of the Corporation's Articles of Incorporation were in the best interests of the Corporation and directed that it be submitted to a vote of the sole Stockholder:

                  The Capitalization as set forth in the Articles of Incorporation of Evaluation Research Corporation, is hereby amended to read as follows:

                  "There shall be one class of stock - Class One Common Stock and there shall be 3,415,460 shares authorized for issuance at a par value of $.05 per share. Each share of Common Stock shall have full voting rights."

                  2. In lieu of a meeting of the sole Stockholder, adoption of this proposed amendment by the sole Stockholder was accomplished by the unanimous written consent of the sole Stockholder of the Corporation, by signing a consent which set forth this proposed amendment, in accordance with Section 13.1-28 of the Virginia Stock Corporation Act.

                  3. This amendment does not effect any changes in the amount of stated capital of the Corporation.

                  4. The number of shares outstanding and entitled to vote on the proposed amendment, the number of shares voted for and against such proposed amendment, the number of shares of each class entitled to vote as a class, and the number of shares of each such class voted for or against such amendment were as follows:

                  Shares outstanding all classes, 2,973,916. Shares entitled to vote, all classes, 2,973,916. Shares, all classes, voted on such amendment: FOR: 2,973,916; AGAINST: 0. Shares entitled to vote and voted as a class:

                    ------------------------ ------------------------------- ----------------- ------------
                             Class                 Number Outstanding           Voted For         Voted
                                                                                                 Against


                                                                               2


                    Class One Common Stock            2,973,916                 2,973,916           0

                  Executed in the name of the Corporation by its President and its Secretary, who declare under the penalties of perjury that the facts stated herein are true.

                  Dated this 10th day of December, 1985.

                                            EVALUATION RESEARCH CORPORATION


                                            By: /s/ LESLIE W. WRIGHT
                                                --------------------------------
                                                Name:  Leslie W. Wright
                                                Title: President


                                            By: /s/ WILLIAM L. SARGEANT
                                                --------------------------------
                                                Name:  William L. Sargeant
                                                Title: Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, December 31, 1985

                  The accompanying articles having been delivered to the State Corporation Commission on behalf of EVALUATION RESEARCH CORPORATION and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued, and that this order, together with the articles, be admitted to record in this office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                  Upon the completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the Clerk of the Circuit Court, Fairfax County.

                                    STATE CORPORATION COMMISSION


                                    By: /s/ ELIZABETH B. LACY
                                        -------------------------
                                             Commissioner

                               ARTICLES OF MERGER
                                       OF
                        ELECTROMAGNETIC TECHNOLOGY, INC.,
                     (a wholly-owned subsidiary corporation)

                                       AND

                          ANALYTICAL DISCIPLINES, INC.
                     (a wholly-owned subsidiary corporation)

                                      INTO

                         EVALUATION RESEARCH CORPORATION

                  Pursuant to the provisions of Section 13.1-76 of the Virginia Stock Corporation Act, the undersigned corporation adopts the following Articles of Merger for the purpose of merging each of two subsidiary corporations into the undersigned corporation as the parent corporation of each such subsidiary corporation, and the surviving corporation of each of the mergers which are the subjects hereof.

                  1. The plan of merger concerning Electromagnetic Technology, Inc. (attached hereto as Exhibit "A"), was duly approved by the Unanimous Written Consent of the Board of Directors of the Surviving Corporation effective December 9, 1985.

                  2. The attached plan of merger concerning Analytic Disciplines, Inc. (attached hereto as Exhibit "B"), was duly approved by the Unanimous Written Consent of the Board of Directors of the Surviving Corporation effective December 9, 1985.

                  3. The number of outstanding shares of each class of each such subsidiary corporation and the number of such shares of each class owned immediately prior to the adoption of each such plan of merger by the parent corporation, are:

--------------------------------------- --------------------------------------- -----------------------------
                                                                                NUMBER OF SHARES OF EACH
NAME OF CORPORATION                     TOTAL NUMBER OF SHARES OUTSTANDING OF   CLASS OWNED BY PARENT
                                        EACH CLASS                              CORPORATION IMMEDIATELY
                                                                                PRIOR TO MERGER
Electromagnetic Technology, Inc.        100  Shares of Class A Common Stock     100  Shares of Class A
                                                                                     Common Stock

Electromagnetic Technology, Inc.          0  Shares of Class B common Stock       0  Shares of Class B
                                                                                     Common Stock

--------------------------------------- --------------------------------------- -----------------------------
Analytic Disciplines, Inc.              891  Shares of Common Stock             891  Shares of Common Stock

                4. The undersigned parent corporation is the sole stockholder of each of the said subsidiary corporations. There are no minority stockholders of either such subsidiary corporation.

                5. Analytic Disciplines, Inc., a foreign corporation, has complied with the applicable provisions of the laws of the State of Delaware, its State of incorporation.

                Executed in the name of the said parent corporation by its President and its Secretary who declared under the penalties of perjury that the facts stated herein are true.

Dated:  December 10, 1985.

                                            EVALUATION RESEARCH CORPORATION


                                            By: /s/ LESLIE W. WRIGHT
                                                --------------------------------
                                                Name:  Leslie W. Wright
                                                Title: President


                                            By: /s/ WILLIAM L. SARGEANT
                                                --------------------------------
                                                Name:  William L. Sargeant
                                                Title: Secretary

                                   EXHIBIT "A"

                                 PLAN OF MERGER

                                       OF

                        ELECTROMAGNETIC TECHNOLOGY, INC.

                                      INTO

                         EVALUATION RESEARCH CORPORATION

                  The following Plan of Merger has been duly adopted by the Unanimous Written Consent of Directors of Evaluation Research Corporation effective the 9th day of December, 1985.

                  I. The name of the subsidiary corporation is electromagnetic Technology, Inc., and its State of Incorporation is Virginia.

                  II. The name of the surviving corporation is Evaluation Research Corporation, and its State of Incorporation is Virginia.

                  III. The terms and conditions of the merger are as follows:

                        (a) Until altered, amended or repealed, as therein provided, the By-Laws of the surviving corporation, as in effect at the time of the merger shall remain effective and shall be the By-Laws of the surviving corporation.

                        (b) The first annual meeting of the shareholders of the surviving corporation held after the effective date of this merger shall be the next annual meeting provided by the By-Laws of the surviving corporation.

                        (c) The first regular meeting of the Board of Directors of the surviving corporation shall be held as soon as appropriate after the date on which the merger shall become effective and may be called in the manner provided for in the By-Laws of the surviving corporation.

                        (d) The surviving corporation shall pay all expenses of carrying this Plan of Merger into effect and of accomplishing the merger.

                        (e) When the merger shall become effective, the separate existence of Electromagnetic Technology, Inc. shall cease and said corporation shall be merged into the surviving corporation, and the surviving corporation shall possess all the rights, privileges, powers and franchises of a public as well as of a private nature and be subject to all the restrictions, disabilities and duties of each of Electromagnetic Technology, Inc. and Evaluation Research Corporation, and all the singular, the rights, privileges, powers and franchises of each of said corporations, and all property, real, personal and mixed, and all debts due to each of the said corporations on whatever account as well as for share subscriptions and all other things in action or belonging to each of such corporations, shall be vested in the surviving corporation; and all property, rights and privileges, powers and franchises and all and every other interest shall be thereafter as effectually the property of the surviving corporation as they were of the said several and respective corporations and the title to any real estate, whether by deed or otherwise, vested in any of the said merging corporations, shall not revert or be in any way impaired by reason of this merger, provided that all rights of creditors and all liens upon the property of any of said merging corporations, shall be preserved unimpaired and all debts, liabilities and duties of Electromagnetic Technology, Inc. shall thenceforth attach to the said surviving corporation and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.

                        (f) If at any time the surviving corporation shall consider or be advised that any further assignments or assurance in law or any things are necessary or desirable to vest in the surviving corporation, according to the terms thereof, the title to any property or rights of Electromagnetic Technology, Inc., the proper officers and directors of Electromagnetic Technology, Inc., shall and will execute and make all such proper assignments and assurances and do all things necessary or proper to vest title in such property or rights in the surviving corporation.

                  IV. If at any time the surviving corporation shall consider or be advised that any further acts are necessary or desirable to carry-out the purposes of this Plan of Merger, the proper officers and directors of Electromagnetic Technology, Inc., shall and will do all things necessary to effectuate said end.

                  V. In that Evaluation Research Corporation is the sole owner and holder of all of the shares of stock of the subsidiary corporation and there are no minority shareholders of the subsidiary corporation, no provision is contained here for converting minority owned shares.

                  VI. No amendment to the Certificate of Incorporation of the surviving corporation, shall be effected by the merger.

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, December 31, 1985

                The accompanying articles having been delivered to the State Corporation Commission on behalf of Electromagnetic Technology, Inc., Analytic Disciplines, Inc. and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

                ORDERED that this Certificate of Merger be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that Electromagnetic Technology, Inc., Analytic Disciplines, Inc. be merged into Evaluation Research Corporation, the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name Evaluation Research Corporation and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease.

                                          STATE CORPORATION COMMISSION


                                          By: /s/ ELIZABETH B. LACY
                                              -------------------------
                                                    Commissioner

In the Clerk's Office of the Circuit Court, Fairfax County.

                               ARTICLES OF MERGER
                                     MERGING
                              ERC MERGER CO., INC.
                             A Delaware Corporation
                                      INTO
                         EVALUATION RESEARCH CORPORATION
                             a Virginia Corporation

                Evaluation Research Corporation ("ERC"), a Virginia corporation, and ERC Merger Co., Inc. ("Merger Company"), a Delaware corporation, desiring to merge pursuant to the provisions of Section 13.1-72 of the Virginia Stock Corporation Act, and ERC International, Inc., a Delaware corporation, do hereby certify as follows:

                FIRST: That Merger Company shall be merged into ERC pursuant to that certain Agreement and Plan of Merger attached hereto as Exhibit "A" and incorporated herein by reference.

                SECOND: That the Agreement and Plan of Merger (the "Plan") was duly approved by the Board of Directors of ERC at a regular meeting on March 20, 1984, that on April 10, 1984 notice was given in the manner provided by the Virginia Stock Corporation Act to each Stockholder of Record of ERC and such notice was accompanied by a copy of the Plan; and that the Plan was duly adopted and approved by the stockholders of ERC at its Annual Meeting of Shareholders on May 17, 1984.

                THIRD: That there were 2,950,572 shares outstanding and entitled to vote on the Agreement and Plan of Merger, and none of such shares were entitled to vote thereon as a separate class.

                FOURTH: That the number of shares voted for the Agreement and Plan of Merger were 1,970,398 and the number voted against the said Plan were 45,097.

                FIFTH: That adoption of the Agreement and Plan of Merger, and the performance of its terms have been duly approved by the Boards of Directors of Merger Company and of ERC International, Inc., and in each case all other requisite corporate action has been taken with respect thereto.

                SIXTH: On the effective date of the Merger, the stated capital of ERC, the surviving corporation, shall be $148,640.

                SEVENTH: That the within Merger is permitted by the laws of the State of Delaware, and that all conditions required by the laws of said state with respect thereto have been satisfied.

                EIGHTH: That the surviving corporation is a domestic corporation.

                NINTH: That ERC International, Inc. guarantees and agrees that it will be jointly severally liable with ERC for prompt payment to the dissenting stockholders of ERC of the amount, if any, to which they may be entitled by the provisions of the Virginia Stock Corporation Act with respect to the rights of dissenting stockholders; that ERC International, Inc. agrees that it may be served with process in the Commonwealth of Virginia in any proceeding for the enforcement of rights of a dissenting stockholder of ERC; and that ERC International, Inc. hereby irrevocably appoints the Clerk of the State Corporation Commission of Virginia as its agent to accept service of process in any such proceeding.

                IN WITNESS WHEREOF, the within Articles have been duly executed by and on behalf of the constituent corporations this 9th day of January, 1985.

--------------------------------------------------------------------------------
ERC Merger Co., Inc.                  Evaluation Research Corporation


                                      By: /s/ JACK E. AALSETH
By: /s/ JACK E. AALSETH                       Jack E. Aalseth, President
    -------------------------------       -------------------------------
        Jack E. Aalseth, President
--------------------------------------------------------------------------------


By: /s/ WILLIAM L. SARGEANT           By: /s/ WILLIAM L. SARGEANT
    -------------------------------       -------------------------------
        William L. Sargeant                   William L. Sargeant
        Secretary                             Secretary
--------------------------------------------------------------------------------

ERC International, Inc.


By: /s/ JACK E. AALSETH
    -------------------------------
        Jack E. Aalseth, President
--------------------------------------------------------------------------------


By: /s/ WILLIAM L. SARGEANT
    -------------------------------
        William L. Sargeant
        Secretary
--------------------------------------------------------------------------------

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

                AGREEMENT AND PLAN OF MERGER ("Agreement") dated as of December 20, 1984 by and among Evaluation Research Corporation, a Virginia corporation ("ERC"), ERC Merger Co., Inc., a Delaware corporation ("Merger Company") and ERC International Inc., a Delaware Corporation ("Holding Company");

                              W I T N E S S E T H :

                WHEREAS, ERC has an authorized capitalization consisting of (I) 10,000,000 shares of common stock, of the par value of $.05 per share ("Common Stock"), of which on February 29, 1984, 2,941,017 shares are issued and outstanding;

                WHEREAS, Merger Company has an authorized capitalization consisting of 50 shares of common stock, par value $.05 per share ("Merger Company Common Stock"), of which 10 shares have been issued and are outstanding and owned beneficially and of record by Holding Company; and

                WHEREAS, Holding Company has an authorized capitalization consisting of (I) 1,000 shares of common stock, of the par value of $.05 per share ("Holding Company Common Stock"), of which 10 shares have been issued and are outstanding and owned by ERC; and (ii) 60 shares of preferred stock, par value $.50 per share, none of which shares are issued or outstanding; and

                WHEREAS, the Board of Directors of the respective parties hereto deem it advisable to merge Merger Company into ERC ("the Merger") in accordance with the laws of the Commonwealth of Virginia and the State of Delaware, and this Agreement, whereby the holders of shares of ERC Common Stock will receive shares of Holding Company Common Stock;

                NOW, THEREFORE, in consideration of the premises and the representations, warranties and agreements herein contained, the parties hereto agree that Merger Company shall be merged into ERC which shall be the corporation surviving such merger and that the terms and conditions of such merger, the mode of carrying it into effect, and the manner of converting and exchanging shares shall be as follows:

                                    ARTICLE I

                                   THE MERGER

                (a) The Merger shall become effective upon the issuance of a Certificate of Merger by the Virginia State Corporations Commission and the filing of all required documents in the State of Delaware, being referred to herein as the "Effective Time". At the Effective Time, the separate existence of Merger Company shall cease and Merger Company shall be merged into ERC (Merger Company and ERC collectively being sometimes referred to herein as the "Constituent Corporations" and ERC, the corporation designated in the Certificate as the surviving corporation, being sometimes referred to herein as the "Surviving Corporation").

                (b) Prior to and after the Effective Time, Holding Company, ERC and Merger Company, respectively, shall take all such action as may be necessary or appropriate in order to effectuate the Merger. In this connection, Holding Company shall issue the shares of Holding Company Common Stock which the holders of ERC Common Stock shall be entitled to receive as provided in Article II hereof. In case at any time after the Effective Time any further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with all rights, privileges, immunities and franchises, of a public as well as of a private nature, and all property, real and personal, of either of the Constituent Corporations, the officers and directors of each of the Constituent Corporations as of the Effective Time shall take all such further action.

                                   ARTICLE II

                   TERMS OF CONVERSION AND EXCHANGE OF SHARES

                At the Effective Time:

                (a) Each share of ERC Common Stock issued and outstanding immediately prior to the Merger shall be changed and converted into one share of Holding Company Common Stock, which shall thereupon be issued and fully paid and nonassessable;

                (b) The shares of Merger Company Common Stock issued and outstanding immediately prior to the Merger shall be changed and converted into such number of shares of ERC Common Stock as shall equal the number of shares of ERC Common Stock issued and outstanding immediately prior to the merger, which shares of ERC Common Stock shall thereupon be issued and fully paid and nonassessable; and

                (c) Each share of Holding Company Common Stock issued and outstanding immediately prior to the Merger shall be cancelled.

                (d) Holding Company shall succeed to and assume the obligations of ERC under and pursuant to the terms of outstanding options to purchase shares of ERC Common Stock, and shall reserve a sufficient number of shares of Holding Company Common Stock to fulfill such obligations in accord with the terms of such instruments. Each right to purchase a share of ERC Common Stock outstanding immediately prior to the Effective Time pursuant to ERC's Stock Option and other employee benefit plans will be converted into the right to purchase a share of Holding Company Common Stock upon the same terms and conditions as existed immediately prior to the Effective Time. ERC and Holding Company shall have adopted a Plan of Exchange pursuant to which each holder of warrants to purchase Common Stock of ERC shall become entitled to exchange any and all shares of such Common Stock to which such holder may become entitled under the terms of such warrants for a like number of shares of Holding Company Common Stock.

                                   ARTICLE III

                           EMPLOYEE PLANS AND BENEFITS

                (a) All retirement, deferred compensation, death benefit, disability and health care plans of ERC and corporations of which ERC owns, directly or indirectly, 50% or more of the outstanding voting securities, together with any trust agreements and insurance contracts related thereto and which are in force on the date hereof and which remain in effect at the Effective Time, shall not be affected by the Merger.

                (b) Holding Company will assume the obligations of ERC under ERC's Employee Stock Ownership Plan, and under ERC's Employee Stock Option Plan. Each option outstanding to purchase shares of ERC Common Stock shall, at the Effective Time, become an option to purchase the same number of shares of Holding Company Common Stock. At the Effective Time such Plans shall be deemed amended to include employees of Holding Company among those who are eligible participants.

                                   ARTICLE IV

                    CERTIFICATE OF INCORPORATION AND BY-LAWS

                From and after the Effective Time, and until thereafter further amended as provided by law, the Articles of Incorporation of ERC, as amended and as in effect immediately prior to the Merger shall be and continue to be the Articles of Incorporation of the Surviving Corporation.

                From and after the Effective Time, the By-Laws of ERC, as amended and as in effect immediately prior to the Merger, shall be and continue to be the By-Laws of the Surviving Corporation until amended in accordance with law.

                                    ARTICLE V

                             DIRECTORS AND OFFICERS

                The persons who are directors and officers of ERC immediately prior to the merger shall become the directors and officers, respectively, of Holding Company at the Effective Time of the Merger, and the persons who are directors and officers of Merger Company immediately prior to the Merger shall become the directors and officers, respectively, of the Surviving Corporation.

                                   ARTICLE VI

                               STOCK CERTIFICATES

                Following the Effective Time, each holder of an outstanding certificate or certificates theretofore representing shares of ERC Common Stock may, but shall not be required to, surrender the same to Holding Company for cancellation or transfer, and such holder or transferee will be entitled to receive a certificate or certificates representing the same number of shares of Holding Company Common Stock as the shares of ERC Common Stock previously represented by the stock certificates surrendered. Until so surrendered or presented for transfer, each outstanding certificate which, prior to the Effective Time, represented ERC Common Stock shall be deemed and treated for all corporate purposes to represent the ownership of the same number of shares of Holding Company Common Stock as though such surrender or transfer and exchange had taken place. The stock transfer books from ERC Common Stock shall be deemed to be closed at the Effective Time and no transfer of shares of ERC Common Stock outstanding prior to the Effective Time, other than shares held by Holding Company, shall thereafter be made on such books.

                                   ARTICLE VII

                            CONDITIONS OF THE MERGER

                Consummation of the Merger is subject to the satisfaction of the following conditions:

                (a) The Plan shall have received the approval of the holders of common stock of each of the Constituent Corporations.

                (b) Prior to the Effective Time of the Merger, the Certificate of Incorporation of Holding Company shall have been amended to increase the number of authorized shares of common stock to 10,000,000. Further, if the Shareholders of ERC shall have duly approved an amendment to its Articles of Incorporation providing for the authorization of 600,000 shares of preferred stock, to be issued in series, then the Certificate of Incorporation of Holding Company shall, prior to the Merger, be amended to increase the number of preferred shares authorized therein to 600,000. If the shareholders of ERC shall not have approved an amendment as described in the preceding sentence, then, prior to the Effective Time of the Merger, the Certificate of Incorporation of Holding Company shall be amended to eliminate provisions authorizing preferred stock.

                (c) There shall have been obtained rulings of the Internal Revenue Service or an opinion of counsel, satisfactory to the Board of Directors of ERC, with respect to the tax consequences of the merger and other transactions incident thereto.

                                  ARTICLE VIII

                            AMENDMENT AND TERMINATION

                The parties hereto by mutual consent of their respective Boards of Directors may amend, modify or supplement this Agreement in such manner as may be agreed upon by them in writing, at any time before or after approval of this Agreement by the common shareholders of ERC; provided, however, that no such amendment, modification or supplement shall, in the sole judgment of the Board of Directors of ERC, materially and adversely affect the rights of the shareholders of ERC.

                This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time, whether before or after approval of this Agreement by the shareholders of ERC, if said Board of Directors determines for any reason that the consummation of the transactions provided for herein would be inadvisable or not in the best interests of ERC or its shareholders.

                                   ARTICLE IX

                                  MISCELLANEOUS

                This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and such counterparts shall together constitute but one and the same instrument.

                IN WITNESS WHEREOF, ERC, Merger Company and Holding Company, pursuant to approval and authorization duly given by resolutions adopted by their respective Boards of Directors, have each caused this Agreement and Plan of Merger to be executed by its respective President or one of its respective Vice Presidents and attested by its respective Secretary or one of its respective Assistant Secretaries.

--------------------------------------------------------------------------------
ATTEST:                                         EVALUATION RESEARCH CORPORATION


    /s/ WILLIAM L. SARGEANT                     By: /s/ JACK E. AALSETH
   -------------------------                        ----------------------------

--------------------------------------------------------------------------------

ATTEST:                                         ERC MERGER CO., INC.


    /s/ WILLIAM L. SARGEANT                     By: /s/ JACK E. AALSETH
   -------------------------                        ----------------------------

--------------------------------------------------------------------------------

ATTEST:                                         ERC INTERNATIONAL INC.


    /s/ WILLIAM L. SARGEANT                     By: /s/ JACK E. AALSETH
   -------------------------                        ----------------------------

--------------------------------------------------------------------------------

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                           RICHMOND, January 31, 1985

                The accompanying articles having been delivered to the State Corporation Commission on behalf of ERC Merger Co., Inc. (a Dela. corp. not domest., in Va.) and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

                ORDERED that this Certificate of Merger be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that ERC Merger Co., Inc. (a Dela. corp. not domest., in Va.) be merged into Evaluation Research Corporation, the surviving corporation, which shall continue to be a corporation existing under the laws of the State of Virginia with the corporate name Evaluation Research Corporation and that the separate existence of the corporations parties to the plan of merger, except the surviving corporation, shall cease.

                                          STATE CORPORATION COMMISSION


                                          By: /s/ THOMAS P. HARWOOD, JR.
                                              ------------------------------


                In the Clerk's Office of the Circuit Court, Fairfax County.

                   AMENDMENT OF THE ARTICLES OF INCORPORATION

                                       OF

                         EVALUATION RESEARCH CORPORATION

                The following is the text of the Articles of Amendment duly adopted by said Corporation in the manner herein below set forth:

                1. The Capitalization as set forth in the Articles of Incorporation of Evaluation Research Corporation, as amended, is hereby amended to read as follows:

                "There shall be one class of stock - Class One Common Stock and there shall be 10,000,000 shares authorized for issuance at a per value of $.05 per share. Each share of Common Stock shall have full voting rights. All Existing issued and outstanding Class A Common Stock of the Company shall be exchanged for Class One Common Stock on the basis of one (1) share of Class One Common Stock for each Two (2) shares of Class A Common Stock. Fractional shares shall not be issued by the Company. Shareholders holding an uneven number of Class A Common Stock shall have the odd shares redeemed by the Company at fair market value thereof as of the effective date of this Amendment as determined by the Board of Directors".

                On November 1, 1982, the Board of Directors of Evaluation Research Corporation met at a properly called meeting to consider a duly proposed notion to amend the Articles of Incorporation for said Company, the text of which is set out above, and to refer such matters to the Shareholders for approval. After consideration of the notion, the Board found that said motion was in the best interests of the Corporation and adopted it unanimously on November 1, 1982. The Board then directed that notice be given to the Shareholders of record entitled to vote on this matter.

                There were 2,182,182 shares outstanding of the Corporation and 2,150,698 shares entitled to vote on said matter (there were 31,484 shares held in Treasury of the Corporation). None of the shares were entitled to vote by class. Notice by United States Mail was given on November 1, 1982 to the Shareholders entitled to vote on this matter, accompanied by a copy of the proposed amendment according to the notice provisions of the VA Code stating that the Shareholders meeting to decide this matter would be held at 11:00 a.m. on November 27, 1982.

                On November 27, 1982, the Shareholders met to vote on the adoption of the amendment as set forth above. Upon properly proposed motion, the text of the amendment set forth above was adopted by the Shareholders as an amendment to the Article of Incorporation. There were 1,689,804 shares represented at the meeting, either in person or by proxy. 1,635,261 shares voted in favor of the amendment and 16,653 shares voted against. Said vote represents 96.7% of the shares represented at the meeting in favor and 76% of the total outstanding shares entitled to vote were in favor.


                                                 /s/ JACK E. AALSETH
                                                 -------------------------------
                                                 Name:  Jack E. Aalseth
                                                 Title: President


                                                 /s/ CONWAY CHRISTIANSON
                                                 -------------------------------
                                                 Name:  Conway Christianson
                                                 Title: Secretary

                            COMMONWEALTH OF VIRGINIA
                          STATE CORPORATION COMMISSION

                                                                  AT RICHMOND,
                                                               November 30, 1982

                The accompanying articles having been delivered to the State Corporation Commission on behalf of Evaluation Research Corporation and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is

                ORDERED that this Certificate of Amendment be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                Upon the completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the clerk of the Circuit Court, Fairfax County.

                                          STATE CORPORATION COMMISSION


                                          By: /s/ THOMAS P. HARWOOD, JR.
                                              ------------------------------

                            ARTICLES OF INCORPORATION

                                       OF

                         EVALUATION RESEARCH CORPORATION

                We hereby associate to form a stock corporation under the provisions of Chapter I of Title 13.1 of the Code of Virginia, and to that end, set forth the following:

                1. The name of the Corporation is: Evaluation Research Corporation.

                2. The purpose or purposes for which the Corporation is organized are:

                        A. To engage in scientific activities, to perform scientific research and analysis, to conduct management and consulting services for government agencies and private industry, with respect to four major areas of specialty, namely: Integrated Logistics Support, Management Systems, Systems Evaluation, and Operations Research.

                        B. To do all things lawful, necessary or incident to the accomplishment of the purposes set forth above; to exercise all lawful powers now possessed by Virginia corporations of similar character; to enter into partnerships or joint ventures, and to engage in any business in which a corporation organized under the laws of Virginia may engage, except any business that is required to be specifically set forth in the Articles of Incorporation.

                        C. The objects, powers and purposes specified in any clause or paragraph hereinbefore contained shall be construed an objects and powers in furtherance and not in limitation of the general powers conferred upon corporations by the laws of the Commonwealth of Virginia; and it is hereby expressly provided that the foregoing enumeration of specific powers shall in no wise limit or restrict any other power, object or purpose of the Corporation or in any manner affect any general powers or authority of the corporation.

                3. The aggregate number of shares which the Corporation shall have authority to issue and the par value per share are as follows:

--------------------------------------------------------------------------------
              CLASS           NUMBER OF SHARES        PAR VALUE PER SHARE
--------------------------------------------------------------------------------
           Common Stock            500,000                    $.10
--------------------------------------------------------------------------------

                Each share of Common Stock shall have full voting rights.

                4. The post office address of the initial registered office is 4031 Chain Bridge Road, Fairfax, Virginia, 22030. The name of the city in which the initial registered office is located is the City of Fairfax. The name of its initial registered agent is Stuart H. Gary, who is a member of the Virginia State Bar, a resident of the Commonwealth of Virginia, and whose business address is the same as that of the Registered office.

                5. The number of directors constituting the initial Board of Directors is five (5) and the names and addresses of the persons who are to serve as the initial directors are as follows:

                        1.       John A. Scanga
                                 10107 Springlane Terrace
                                 Fairfax, Virginia  22030

                        2.       C. James Christianson
                                 11711 Stoney Creek Road
                                 Rockville, Maryland  20854

                        3.       Frederick D. Callison
                                 2400 Holt Street
                                 Vienna, Virginia  22180

                        4.       Jack Aalseth
                                 2804 Greenway Boulevard
                                 Falls Church, Virginia

                        5.       Jim Ziccarelli
                                 9110 Redbridge Road
                                 Richmond, Virginia  23235

                6. In the absence of actual fraud, no contract or other transaction of the Corporation shall be affected by the fact that any of the directors or officers of the Corporation are in any way interested, in or connected with any other party to such contract or transaction, or are themselves parties to or interested in such contract or transaction. The fact of membership in the Board of Directors shall not disqualify any director from rendering unusual or special services to the Corporation and any director who may be an officer, agent, or employee of the Corporation and who may as such officer, agent, or employee render services to the Corporation otherwise than in his capacity as director shall not be precluded from receiving compensation appropriate to the value of such services; and the Board of Directors may in its discretion cause such compensation to be paid or provided. Any and all directors of the Corporation who are so interested in, or so connected with, such other party or such contract or transaction may be counted in determining the presence of a quorum and may vote at any meeting of the Board of Directors which shall authorize or ratify any such contract or transaction, with like force and effect as if they are not so interested or connected. No ratification by stockholders of any of the aforesaid contracts or transactions shall be necessary to the validity thereof.

                7. The Corporation shall indemnify each of its officers and directors, whether or not then in office (and his executor, administrator and heirs) against all reasonable expenses actually and necessarily incurred by him in connection with the defense of any litigation to which he may have been made a party because he is or was a director or officer of the Corporation. He shall have no right to reimbursement, however, in relation to matters as to which he has been adjudged liable to the Corporation for negligence or misconduct in the performance of his duties. The right to indemnity for expenses shall also apply to expenses of suits which are compromised or settled if the court having jurisdiction of the action shall approve such settlement.

                The foregoing right of indemnification shall be in addition to, and not exclusive of, all other rights to which such director or officer may be entitled.

                8. There shall be no preemptive rights of any stockholder to acquire unissued shares of the Corporation.

Dated: July 7, 1976.

                                          /s/ DIANE B. WOOD
                                          ------------------------------
                                          Name:  Diane B. Wood
                                          Title: Incorporator

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION

                                                                 AT RICHMOND,

                                                               September 5, 1978

                The accompanying articles having been delivered to the State Commission on behalf of Evaluation Research Corporation and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                Upon completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the clerk of the Circuit County, Fairfax County.

                                         STATE CORPORATION COMMISSION

                                         By: /s/ THOMAS P. HARWOOD, JR.
                                             ------------------------------
                                                      Commissioner

VIRGINIA:

                In the Clerk's Office of the Circuit Court, Fairfax County

                The foregoing certificate (including the accompanying articles) has been duly recorded in my office this 15th day of Sept. 1978 and is now returned to the State Corporation Commission by certified mail.


                                            By: /s/ LINDA C. CAPO, DEPUTY
                                                -----------------------------
                                                                        Clerk

                              ARTICLES OF AMENDMENT

                         EVALUATION RESEARCH CORPORATION

                Evaluation Research Corporation hereby adopts the following Amendments to its Articles of Incorporation:

                1. The capitalization as set forth in the original Articles of Incorporation is hereby changed as follows:

                "There shall be one class of stock -- Class A Common Stock, and there shall be 6,000,000 shares authorized for issuance at a par value of $.025 per share. Each share of common stock shall have full voting rights."

                2. A new article shall be added to the existing Articles of Incorporation, said new Article to be Article 9 and shall read as follows:

                "9. Classification of Directors. There shall be two classes of Directors, Class A and Class B. Class A Directors elected in July, 1978, shall serve a two-year (2) term until the annual meeting in July, 1980. Class B Directors elected in July, 1978, shall serve a one-year (1) term until the annual meeting in July, 1979. All Directors elected commencing with the annual meeting in July, 1979, shall be elected for a two-year (2) term. The number of directors shall be the number stated in the by-laws, but shall always exceed three (3)."

                The Board of Directors of Evaluation Research Corporation approved the above changes as in the best interests of the corporation at a meeting duly called for said purpose on May 4, 1978. Notice was given by United States Mail to all shareholders entitled to vote thereon on June 22, 1978, that the above changes in the Articles would come before the Shareholders at the Annual Meeting and a copy of the proposed changes was included in said Notice. At the annual meeting of the Shareholders held on July 18, 1978, out of a total of 235,285 shares outstanding, 216,595 shares were represented either in person or by proxy and the vote in favor of the above amendments was 216,095, the vote against was 500. The above vote represented 99.76% of shares voted were in favor and 91.84% of all outstanding shares were voted in favor of said amendments.


                                                 Respectfully submitted,


                                                 /s/ JACK E. AALSETH
                                                 -------------------------------
                                                 Name:  Jack E. Aalseth
                                                 Title: President


                                                 /s/ CONWAY CHRISTIANSON
                                                 -------------------------------
                                                 Name:  Conway Christianson
                                                 Title: Secretary

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION

APPOINTMENT OF REGISTERED AGENT AND ESTABLISHMENT OF REGISTERED OFFICE

   EXPLANATION OF THIS FORM: Every corporation doing business in Virginia has a registered agent and a registered office. A change can be made only by filing this Form 18. A new Form 18 must be filed whenever there is a change in the name or business address of the agent or whenever the agent dies, resigns or ceases to be qualified. Form 18A must be filed when a corporation changes its name.

The registered agent is the person to whom official communications are sent and on whom legal process is served. It is his duty to forward all such papers to the proper offices of the corporation. He should not be appointed without his consent in writing.

The agent once appointed remains the agent until his successor is appointed. IT IS IMPORTANT FOR THE CORPORATION TO KNOW AT ALL TIMES WHO ITS REGISTERED AGENT IS.

   DEFINITION OF WORDS: A new appointment does not become legally effective until this form has been filed by the Clerk of the State Corporation Commission. The word "OLD" will be used to describe the agent who remains the agent until this form has been filed. The word "NEW" will be used to describe the agent who will be the agent after this form has been filed. (OF COURSE THE "OLD" AGENT MAY BE THE SAME PERSON AS THE "NEW" AGENT) The same terminology will apply to the registered office.

                                    STATEMENT

1.   The name of the corporation is: EVALUATION RESEARCH CORPORATION

2.   The corporation is incorporated under the laws of the state of VIRGINIA

3. The name and address of the OLD registered agent and the OLD registered office were:

                             STUART H. GRAY

                             4031 CHAIN BRIDGE ROAD

                             FAIRFAX, VIRGINIA 22030

4. Its NEW registered agent is a resident of Virginia. His name is: STUART H. GRAY [ITEM 4 MUST BE COMPLETED EVEN IF SAME IS SHOWN IN ITEM 3].

5. The registered address of its NEW registered office is the same as the address of the Business Office of the NEW registered agent.

     That address is: 4041 UNIVERSITY DRIVE, SUITE 200, FAIRFAX, VA.  22030 ,VA.
                      ----------------------------------------------  ----------
                      (Number)  (Street)    (Post Office)             (Zone)

6. The NEW registered agent is [ ] an officer of the corporation or [ ] a director of the corporation or [X] a member of the Virginia State Bar. [Check the applicable square or squares]

     If an officer, his title is:

7. The new agent was appointed and the new office established by a resolution duly adopted by the board of directors of the corporation.

8. Location of OLD and NEW registered offices: [INSTRUCTION FOR ITEM 8: No place in Virginia is located in both a city and a county. (This is not true of any other state in the United States.) For jurisdictional purposes in bringing lawsuits, serving process, filing papers, etc., it is necessary to know which city or county the registered office is in. (If you do not know the name of the city or county, ask your registered agent to inform you.) Be sure to insert the words "city" or, or "county of" because some cities and counties have the same name.)

     (A) The OLD registered office was located in the CITY of FAIRFAX
                                                 ----------------
                                                 (City or County)

     (B) The NEW registered office was located in the CITY of FAIRFAX
                                                 ----------------
                                                 (City or County)

I declare under the penalties of perjury that the facts stated herein are true.


                                             EVALUATION RESEARCH CORPORATION
                                             -------------------------------
                                                   (Name of Corporation)


                                             By
                                               -----------------------------
                                                           Title

     This statement must be executed in the name of the corporation by the chairman or vice chairman of the board of directors, the president or a vice-president and NOT BY ANY OTHER OFFICER. The registered agent may sign this statement if he changes his business address, and by signing, certifies that a copy has been mailed to the corporation.

     FEES: Send one, two or three separate checks for fees of $1.00 each in accordance with the fee schedule on the BACK of this form.

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION

                                                                  AT RICHMOND,

                                                                November 9, 1979

                  The accompanying articles having been delivered to the State Commission on behalf of Evaluation Research Corporation and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is ORDERED that this CERTIFICATE OF AMENDMENT be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                  Upon completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the clerk of the Circuit County, Fairfax County.

                                    STATE CORPORATION COMMISSION


                                    By: /s/ THOMAS P. HARWOOD, JR.
                                        ------------------------------
                                                Commissioner

VIRGINIA:

                  In the Clerk's Office of the Circuit Court, Fairfax County

                  The foregoing certificate (including the accompanying articles) has been duly recorded in my office this 29th day of November 1979 and is now returned to the State Corporation Commission by certified mail.


                                    By: /s/ JAMES E. HOOFNAGLE
                                        --------------------------
                                                             Clerk

                   AMENDMENT OF THE ARTICLES OF INCORPORATION

                                       OF

                         EVALUATION RESEARCH CORPORATION

                  The following is the text of the article of amendment duly adopted by said corporation in the manner herein below set forth:

         "10. STOCK OPTIONS

                  The Board of Directors shall have the authority to grant and issue options for the purchase of shares of the Company to such individuals and entities, including employees and officers of the company, on such terms and conditions and for such consideration as it deems in the best interest of the Company."

                  On July 11, 1979 the Board of Directors of Evaluation Research Corporation met at a properly called meeting to consider a duly proposed motion to amend the Articles of Incorporation for said company, the text of which is set out above, and to refer such matter to the shareholders to approval. After consideration of the motion, the Board found that said motion was in the best interests of the corporation and adopted it unanimously on July 11, 1979. The Board then directed that notice be given to the shareholders of record entitled to vote on this matter.

                  There were 1,099,298 shares outstanding of the said corporation. 1,099,298 shares were entitled to vote on said matter. None is entitled to vote as a class. Notice was given July 12, 1979 to the shareholders entitled to vote on this matter, accompanied by a copy of the proposed amendment according to the notice provisions of the Va. Code, stating that the shareholders' meeting to decide this matter would be held on August 9, 1979.

                  On August 9, 1979 the shareholders met to vote on the adoption of said languages amending the articles of incorporation. Upon properly proposed motion, said language was adopted by the shareholders as the article of amendment to the Articles of Incorporation. There were 801,026 votes in favour of adoption, 0 votes opposed to adoption of the said amendment.


                                         /s/ JACK E. AALSETH
                                         ----------------------------
                                                  President

                                         /s/ CONWAY CHRISTIANSON
                                         ----------------------------
                                                  Secretary

                            COMMONWEALTH OF VIRGINIA

                          STATE CORPORATION COMMISSION

                                                                    AT RICHMOND,

                                                                   July 16, 1976

                  The accompanying articles having been delivered to the State Commission on behalf of Evaluation Research Corporation and the Commission having found that the articles comply with the requirements of law and that all required fees have been paid, it is ORDERED that this CERTIFICATE OF INCORPORATION be issued, and that this order, together with the articles, be admitted to record in the office of the Commission; and that the corporation have the authority conferred on it by law in accordance with the articles, subject to the conditions and restrictions imposed by law.

                  Upon the completion of such recordation, this order and the articles shall be forwarded for recordation in the office of the clerk of the Circuit County, Fairfax County.

                                    STATE CORPORATION COMMISSION


                                    By: /s/ THOMAS P. HARWOOD JR.
                                        -----------------------------
                                                Commissioner

VIRGINIA:

                  In the Clerk's Office of the Circuit Court, Fairfax County

                  The foregoing certificate (including the accompanying articles) has been duly recorded in my office this 23rd day of July 1976 and is now returned to the State Corporation Commission by certified mail.

                                                     By: /s/ LINDA C. CAPO
                                                         -----------------------
                                                                           Clerk

                            Commonwealth of Virginia

                          State Corporation Commission

I Certify the Following from the Records of the Commission:

The foregoing is a true copy of all documents constituting the charter of Anteon Corporation.

Nothing more is hereby certified.


                                    Signed and Sealed at Richmond on this Date:
                                    July 28, 1999


                                    /s/ JOEL H. PECK
                                    --------------------------------------------
                                    Joel H. Peck, Clerk of the Commission